UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

LM FUNDING AMERICA, INC.

(Name of Registrant as Specified in Its Charter)

____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING

AND PROXY STATEMENT

November 28, 2022

You are cordially invited to attend our Annual Meeting of Stockholders, which will be held at 1200 West Platt Street, Suite 100 Tampa, Florida 33606, on Thursday, December 29, 2022, at 3:00 p.m., local time. Stockholders will be admitted beginning at 2:45 p.m.

The attached notice of Annual Meeting of Stockholders and proxy statement cover the formal business of the Annual Meeting and contains a discussion of the matters to be voted upon at the Annual Meeting. At the Annual Meeting, our management will also provide a report on our operations and achievements during the past year.

Your vote is very important. Whether or not you plan to attend the meeting in person, please vote your shares by completing, signing and returning the accompanying proxy card, or by following the instructions on the card for voting by telephone or internet. If you later decide to attend the Annual Meeting and vote in person, you may revoke your proxy at that time.

Bruce M. Rodgers, Esq.

Chairman of the Board Chief Executive Officer

LM Funding America, Inc. •1200 West Platt Street, Suite 100, Tampa, FL 33606 • T (813) 222-8996 • F (813) 221-7909 • lmfunding.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF LM FUNDING AMERICA, INC.:

TIME:	3:00 p.m., local time, on Thursday, December 29, 2022. Stockholders will be admitted beginning at 2:45 p.m.

PLACE:	LM Funding America, Inc. 1200 West Platt Street, Suite 100 Tampa, Florida 33606
ITEMS OF BUSINESS:	1.	To elect three Class III directors to hold office for a three-year term ending at the third annual meeting of stockholders following their election;

	2.	To ratify the appointment of MaloneBailey, LLP as the company’s independent auditor to audit the company’s 2022 financial statements; and
	3.	To transact such other business that may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE	Stockholders of record on November 17, 2022, are entitled to notice of the Annual Meeting and are entitled to vote at the Annual Meeting in person or by proxy.

ANNUAL REPORT	Our 2021 Annual Report to Stockholders, as amended, which is not a part of this proxy statement is enclosed.

PROXY VOTING

It is important that your shares be represented at the Annual Meeting and voted in accordance with your instructions. Please indicate your instructions by promptly signing and dating the enclosed proxy card and mailing it in the enclosed postage paid, pre-addressed envelope or by following the instructions on the proxy card for telephone or internet voting.

By Order of the Board of Directors,

Bruce M. Rodgers

Chairman of the Board

Chief Executive Officer

LM Funding America, Inc. •1200 West Platt Street, Suite 100, Tampa, FL 33606 • T (813) 222-8996 • F (813) 221-7909 • lmfunding.com

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 29, 2022

TO THE STOCKHOLDERS OF LM FUNDING AMERICA, INC.:	November 28, 2022

This proxy statement and the form of proxy are delivered in connection with the solicitation by the Board of Directors of LM Funding America, Inc. (the “company,” “we,” “us,” or “our”), a Delaware corporation, of proxies to be voted at our below-described Annual Meeting of Stockholders and at any adjournments or postponements thereof.

You are invited to attend our Annual Meeting of Stockholders on Thursday, December 29, 2022, beginning at 3:00 p.m.. The Annual Meeting will be held at 1200 West Platt Street, Suite 100, Tampa, Florida 33606. Stockholders will be admitted beginning at 2:45 p.m.

Your vote is very important. Therefore, whether you plan to attend the Annual Meeting or not and regardless of the number of shares you own, please date, sign and return the enclosed proxy card promptly or follow the instructions on the card for voting by telephone or internet.

At the meeting, the use of cameras, audio or video recording equipment, communications devices or similar equipment will be prohibited.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on December 29, 2022:

This proxy statement and the 2021 Annual Report to Stockholders, as amended, are available at www.proxydocs.com/LMFA.

Upon your written request, we will provide you with a copy of our 2021 annual report on Form 10-K, as amended, including exhibits, free of charge. Send your request to LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606.

LM Funding America, Inc. •1200 West Platt Street, Suite 100, Tampa, FL 33606 • T (813) 222-8996 • F (813) 221-7909 • lmfunding.com

ABOUT THE ANNUAL MEETING

What is the purpose of the meeting?

The principal purposes of the Annual Meeting are to ratify the appointment of our outside auditors and elect three directors to the company’s Board of Directors. In addition, our management will report on our performance during 2021, discuss challenges ahead and respond to questions from stockholders.

When were these materials mailed?

We expect to begin mailing this proxy statement on or about November 28, 2022.

Who is entitled to vote?

Stockholders of record at the close of business on the record date, November 17, 2022, are entitled to vote in person or by proxy at the Annual Meeting. In general, stockholders are entitled to one vote per share on each matter voted upon. In an election for directors, however, stockholders are entitled to vote the number of shares they own for as many director candidates as there are directors to be elected. The Board of Directors has determined that the Board of Directors should include three Class III directorships. Accordingly, since three directors are to be elected at this Annual Meeting, in electing directors, each share will entitle the stockholder to three votes, one per director. Stockholders may not cumulate their votes. As of November 17, 2022, there were 13,091,883 common shares outstanding.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of 33-1/3% of the shares outstanding will constitute a quorum, permitting us to conduct the business of the meeting.

What is the difference between a shareholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, V Stock Transfer, LLC, then you are a “shareholder of record.” This Notice of Meeting and proxy statement has been provided directly to you by LM Funding America, Inc. You may vote by ballot at the meeting or vote by proxy. To vote by proxy, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by telephone or internet.

If your shares are held for you in a brokerage, bank or other institutional account (that is, held in “street name”), then you are not a shareholder of record. Rather, the institution is the shareholder of record and you are the “beneficial owner” of the shares. The accompanying Notice of Meeting and this proxy statement have been forwarded to you by that institution. If you complete and properly sign the accompanying proxy card and return it in the enclosed envelope, or follow the instructions on the proxy card for voting by telephone or internet, the institution will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the institution).

How do I vote?

By Ballot at the Meeting. If you are a shareholder of record and attend the Annual Meeting, you may vote in person by ballot at the Annual Meeting. To vote by ballot, you must register and confirm your shareholder status at the meeting. If the shareholder of record is a corporation, partnership, limited liability company or other entity of which you are an officer or other authorized person, then you should bring evidence of your authority to vote the shares on behalf of the entity. If your shares are held for you in a brokerage, bank or other institutional account (that is, in “street name”), you must obtain a proxy, executed in your favor, from that institution (the holder of record) to vote your beneficially-owned shares by ballot at the Annual Meeting. In the election of directors (Proposal No. 1), each share held by a shareholder of record will be entitled to three votes, one for each director to be elected.

By Proxy. If you complete, sign and return the accompanying proxy card or follow the instructions on the proxy card for voting by telephone or internet, then your shares will be voted as you direct. In the election of directors (Proposal No. 1), your options with respect to each director are to direct a vote “FOR”, “WITHHOLD ALL”, or “FOR ALL EXCEPT”.

If you are a shareholder of record, then you may opt to deliver your completed proxy card in person at the Annual Meeting.

Can I vote by telephone or internet?

Yes. If you follow the instructions on the proxy card for voting by telephone or internet, your shares will be voted as you direct.

How Abstentions and Broker Non-Votes Are Treated

Abstentions will be counted as shares that are present for purposes of determining a quorum. For the election of directors, abstentions are excluded entirely from the vote and do not have any effect on the outcome. Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner. Broker non-votes are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present. If you do not provide your broker or other nominee with instructions on how to vote your “street name” shares, your broker or nominee will not be permitted to vote them on nonroutine matters such as Proposal No. 1. Shares subject to a broker non-vote will not be considered entitled to vote with respect to Proposal No. 1 and will not affect the outcome of Proposal No. 1.

What does it mean if I receive more than one proxy card?

You will receive separate proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should complete, sign and return each proxy card you receive or follow the telephone or internet instructions on each card. The instructions on each proxy card may differ. Be sure to follow the instructions on each card.

Can I change my vote or instruction?

Yes. You may follow the instructions on the proxy card to change your votes or instructions any time before midnight the day before the meeting. In addition, if you are a shareholder of record, you may revoke your proxy any time before your shares are voted by filing with the secretary of the company a written notice of revocation or submitting a duly executed proxy bearing a later date. If you file a notice of revocation, you may then vote (or abstain from voting) your shares in person at the Annual Meeting. If you submit a later dated proxy, then your shares will be voted in accordance with that later dated proxy. No such notice of revocation or later dated proxy, however, will be effective unless received by us at or before the Annual Meeting and before your shares have been voted. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournment thereof as indicated on the proxy card. Sending in a proxy does not affect your right to vote in person if you attend the meeting, although attendance at the meeting will not by itself revoke a previously granted proxy.

If I submit a proxy card, how will my shares be voted?

Your shares will be voted as you instruct on the proxy card.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a shareholder of record and sign and return the proxy card without indicating your instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, at their own discretion. As of the date this proxy statement went to print, we did not know of any other matters to be raised at the Annual Meeting.

What are the Board of Directors’ recommendations?

The Board of Directors recommends votes:

➢	FOR election of the following nominees for director positions:

Andrew L. Graham

Frederick Mills

Frank Silcox

➢	FOR the proposal to ratify the appointment of MaloneBailey, LLP as the company’s independent auditor to audit the company’s 2022 financial statements;
➢	FOR the authority to transact such other business as may properly come before the stockholders at the Annual Meeting.

What vote is required to approve each item?

The vote required to approve each matter to be voted on at the Annual Meeting is described below. We do not anticipate other matters coming to a vote at the Annual Meeting. Should any other matter be brought to a vote, the matter will be approved by the affirmative vote of the majority of the outstanding shares present in person or by proxy at the Annual Meeting and entitled to vote on the subject matter at a meeting at which a quorum is present unless a greater number of affirmative votes is required for approval of that matter under our Certificate of Incorporation, bylaws, or the Delaware General Corporation Law.

Under the Delaware General Corporation Law, an abstaining vote is considered present and entitled to vote and, therefore, is included for purposes of determining whether a quorum is present at the Annual Meeting. Pursuant to our bylaws, abstentions are not considered to be ‘‘votes cast’’ for the election of directors in Proposal No. 1 and will not affect the outcome of the election of directors. Abstentions are considered both present and “entitled to vote” on a matter. Accordingly, an abstention counts as a vote “against” any proposal where the voting standard is “a majority of the shares present and entitled to vote” or “a majority of the outstanding shares.”

A broker ‘‘non-vote’’ occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under the Delaware General Corporation Law, a broker ‘‘non-vote’’ is not deemed to be a ‘‘vote cast’’ and, therefore, will not affect the outcome of the election of directors. While a broker ‘‘non-vote’’ is considered present for purposes of determining whether a quorum is present at the Annual Meeting, it is not considered ‘‘entitled to vote’’ and, therefore, not included in the tabulation of the voting results on matters requiring approval of the holders of a majority of the shares present in person or represented by proxy and entitled to vote. When the voting standard is approval of “a majority of the outstanding shares,” broker non-votes have the same effect as a vote “against” the proposal.

The required vote for each of the proposals expected to be acted upon at the Annual Meeting is summarized below:

Proposal No. 1 — Election of directors. Directors are elected by a plurality, with the three nominees obtaining the most votes being elected. Because there is no minimum vote required, abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. Under the plurality vote standard, any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the election of directors.

Proposal No. 2 — Ratification of independent registered public accounting firm. This proposal must be approved by the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote, assuming a quorum is present. Abstentions count as a vote “against” the proposal and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

How will votes be counted?

All votes will be tabulated by the secretary of the company. We have engaged Broadridge Financial Solutions, Inc. to collect and tabulate proxy instructions.

Who is paying for the preparation and mailing of the proxy materials and how will solicitations be made?

We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

PROPOSAL 1

ELECTION OF DIRECTORS

Three directors are to be elected at the Annual Meeting. In accordance with the company’s Certificate of Incorporation, the Board of Directors is divided into three classes. Class I and Class II each consists of two directors, and Class III consists of three directors. All directors within a class have the same three-year terms of office. The class terms expire at successive annual meetings so that each year a class of directors is elected. The current terms of director classes are scheduled to expire at the annual meeting of stockholders in 2023 (Class I directors), 2024 (Class II directors) and 2022 (Class III directors). Accordingly, the Class III directors will be elected at this Annual Meeting. Each of the Class III directors elected at this Annual Meeting will be elected to serve a three-year term.

With the recommendation of the nominating and governance committee, the Board of Directors has nominated the following persons to stand for election as Class III directors at this Annual Meeting of Stockholders, with terms expiring at the third annual meeting of stockholders following their election:

Andrew L. Graham

Frederick Mills

Frank Silcox

Each of the nominees for election as a director has consented to serve if elected. If, as a result of circumstances not now known or foreseen, one or more of the nominees should be unavailable or unwilling to serve as a director, proxies may be voted for the election of such other persons as the Board of Directors may select. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

The persons named in the enclosed proxy card intend, unless otherwise directed, to vote such proxy “FOR” the election of Mr. Andrew L. Graham, Mr. Frederick Mills and Mr. Frank Silcox as Class III directors of LM Funding America, Inc. The nominees receiving the three highest “FOR” vote totals will be elected as directors.

In the election of directors, the three highest recipients of “FOR” votes will be elected. A properly executed proxy card marked “WITHHOLD ALL" or “FOR ALL EXCEPT” with respect to the election of one or more director nominees will not be voted with respect to the director or directors indicated, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE NOMINEES AS

DIRECTORS OF THE COMPANY

ITEM 1 ON YOUR PROXY CARD.

DIRECTORS

Set forth below is a summary of the background and experience of each director nominee and director. There is no family relationship among any of the directors and/or executive officers of the company except as follows: Mr. Bruce M. Rodgers, our Chairman, Chief Executive Officer and President, and Ms. Carollinn Gould, our Vice President—General Manager, Secretary, and director, have been married since 2004.

Effective November 16, 2022, Mr. Joel E. Rodgers resigned from his position as a member of our Board of Directors. Accordingly, the Board of Directors appointed Mr. Tian “Todd” Zhang to our Board of Directors, effective November 16, 2022, to fill the vacancy created by the resignation of Mr. Joel Rodgers. Mr. Zhang was appointed as a “Class II” director for a term that ends at the 2024 annual meeting of stockholders.

Directors Standing for Election (Class III)

Andrew L. Graham. Mr. Graham, age 64, has served as a director of the company since its initial public offering in October 2015. Since June 2008, Mr. Graham has served as Vice President, General Counsel and Secretary of HCI Group, Inc. (NYSE:HCI). From 1999 to 2007, Mr. Graham served in various capacities, including as General Counsel, for Trinsic, Inc. (previously named Z-Tel Technologies, Inc.), a publicly-held provider of communications services headquartered in Tampa, Florida. Since 2011, Mr. Graham has served on the Internal Audit Committee of Hillsborough County, Florida. From 2007 to 2011, he served on the Board of Trustees of Hillsborough Community College, a state institution serving over 45,000 students annually.

Mr. Graham holds a Bachelor of Science, major in Accounting, from Florida State University and a Juris Doctor, as well as a Master of Laws (L.L.M.) in Taxation, from the University of Florida College of Law. Mr. Graham was licensed in Florida as a Certified Public Accountant from 1982 to 2001. As a Certified Public Accountant, he audited, reviewed and compiled financial statements and prepared tax returns. Mr. Graham’s experience serving as general counsel to publicly-held companies brings to our Board of Directors a comprehensive understanding of public company operations, financial reporting, disclosure and corporate governance, as well a perspective regarding potential acquisitions. With his accounting education and experience, he also brings a sophisticated understanding of accounting principles, auditing standards, internal accounting control and financial presentation and analysis.

Frederick Mills. Mr. Mills age 64, has served as a director of the company since August 2018 and has been a partner with the law firm Morrison & Mills, PA since 1989, a Tampa, Florida law firm that focuses on business law. Mr. Mills is also a founder and board member of Apex Labs, Inc. (toxicology lab in Tampa FL). Mr. Mills serves on numerous professional and civic boards. He received a B.S. from the University of Florida majoring in accounting and received a J.D. from the University of Florida. We believe that Mr. Mills will brings to the Board of Directors many years of valuable business and financial experience from his past experience as a founding board member and Audit Committee Chairman for Nature Coast Bank (OTCQB:NCBF), which was a publicly-held company, and his business law practice.

Frank Silcox. Mr. Silcox, age 58, has served as a director of the company since January 2021. Mr. Silcox has been a Managing Director of Osprey Capital since March 2015. From 2008 until 2015, Mr. Silcox was co-founder and a Managing member of LM Funding, LLC, a wholly-owned subsidiary of the company. Mr. Silcox has owned FS Ventures since 2003, which makes a variety of investments in real estate ventures. Mr. Silcox holds a Bachelor of Science from the University of Tampa.

Mr. Silcox brings considerable legal, financial and business experience to the Board of Directors. He has counseled and observed numerous businesses in a wide range of industries. The knowledge gained from his observations and his knowledge and experience in business transactions are considered important in monitoring the company’s performance and when we consider and pursue business acquisitions and financial transactions. His knowledge of other businesses and industries are useful in determining management and director compensation.

Directors Continuing in Office

Directors whose present terms continue until the next annual meeting of stockholders (Class I):

Bruce M. Rodgers. Mr. Rodgers, age 58, serves as the Chairman of the Board of Directors, Chief Executive Officer and President of the company. Prior to that, Mr. Rodgers owned Business Law Group, P.A. (“BLG”) and served as counsel to the founders of LM Funding, LLC, the company’s predecessor and wholly-owned subsidiary. Mr. Rodgers was instrumental in developing the company’s business model prior to inception. Mr. Rodgers transferred his interest in BLG to attorneys within the firm by means of redemption of such interest in BLG prior to the company going public in 2015. Mr. Rodgers is also a member of the Board of Directors of SeaStar Medical Holding Corporation (Nasdaq: ICU), a medical technology company developing a platform therapy to reduce the consequences of hyperinflammation on vital organs. Mr. Rodgers is a former business transactions attorney and was an associate of Macfarlane, Ferguson, & McMullen, P.A. from 1991 to 1995 and a partner from 1995-1998 and was an equity partner of Foley & Lardner LLP from 1998 to 2003. Originally from Bowling Green, Kentucky, Mr. Rodgers holds an engineering degree from Vanderbilt University (1985) and a Juris Doctor, with honors, from the University of Florida (1991). Mr. Rodgers also served as an officer in the United States Navy from 1985-1989 rising to the rank of Lieutenant, Surface Warfare Officer. Mr. Rodgers is a member of the Florida Bar and holds an AV-Preeminent rating from Martindale Hubbell.

Mr. Rodgers brings to the Board of Directors considerable experience in business, management and law, and because of those experiences and his education, we believe that he possesses analytical and legal skills which are considered of importance to the operations of the company, the oversight of its performance and the evaluation of its future growth opportunities.

Carollinn Gould. Ms. Gould, age 59, co-founded LM Funding, LLC in January 2008, and currently serves as a director of the company. From January 2008 to September 30, 2020, Mrs. Gould served as Vice President—General Manager, Secretary. Prior to joining LM Funding, LLC, Ms. Gould owned and operated a recruiting company specializing in the placement of financial services personnel. Prior to that, Ms. Gould worked at Outback Steakhouse (“OSI”) where she opened the first restaurant in 1989 and finished her career at OSI in 2006 as shared services controller for over 1,000 restaurants. Ms. Gould holds a Bachelor’s Degree in Business Management from Nova Southeastern University.

As a co-founder of LM Funding, LLC, Ms. Gould brings to our Board of Directors an encyclopedia of knowledge regarding the company’s business, operation, and procedures. Since inception, Ms. Gould has controlled all bank accounts of the company and managed its internal control systems. Ms. Gould also brings public company audit experience from her prior service as controller at OSI as well as a wealth of personnel management and human resources skills.

Directors whose present terms continue until the second annual meeting of stockholders following this Annual Meeting (Class II):

Douglas I. McCree. Mr. McCree, age 57, has served as a director of the company since its initial public offering in October 2015. Mr. McCree has been with First Housing Development Corporation of Florida (“First Housing”) since 2000 and has served as its Chief Executive Officer since 2004. From 1987 through 2000, Mr. McCree held various positions with Bank of America, N.A. including Senior Vice President—Affordable Housing Lending. Mr. McCree serves on numerous professional and civic boards. He received a B.S. from Vanderbilt University majoring in economics. Mr. McCree brings to the Board of Directors many years of banking experience and a strong perspective on public company operational requirements from his experience as Chief Executive Officer of First Housing.

Tian “Todd” Zhang. Mr. Zhang, age 38, has served as a director of the company since November 16, 2022. He has served in a variety of corporate counsel roles where he has years of experience with matters involving securities, corporate governance, employee benefits, acquisitions, and compliance. On November 28, 2022, Mr. Zhang will assume the role of Vice President, Associate General Counsel for Intertape Polymer Group, Inc., a global provider of packaging and protective solutions. Prior to that, Mr. Zhang served as Director, Senior Counsel and Assistant Secretary at Bloomin' Brands, Inc. from September 2020 to November 18, 2022, as Director, Corporate Counsel at TECO Energy, Inc. from July 2018 through August 2020, and as an associate with the law firm DLA Piper LLP from April 2017 to June 2018. In these roles he prepared Section 16 filings, prepared materials for board and committee meetings, drafted corporate governance policies, assisted with secondary public offerings, and maintained ongoing compliance with certain credit facilities. Prior to his time with DLA Piper LLP, Mr. Zhang held various other corporate attorney roles at public and private companies. Mr. Zhang obtained his Juris Doctor from Stetson University College of Law in 2011 and his Bachelor’s Degree from the University of Florida in 2007. Mr. Zhang brings to the Board of Directors many years of compliance and corporate governance experience, which we believe qualifies him to serve as one of our directors.

Arrangements as to Selection and Nomination of Directors

We are aware of no arrangements as to the selection and nomination of directors.

Independent Directors

Based upon recommendations of our nominating and governance committee, the Board of Directors has determined that each of Messrs. Graham, McCree, Mills, Zhang, and Silcox are “independent directors” meeting the independence tests set forth in the rules of the NASDAQ Stock Market and Rule 10A-3(b)(i) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including having no material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Board Diversity

In August 2021, the SEC approved a Nasdaq proposal to adopt new listing rules related to board diversity and disclosure. The new Nasdaq listing rules require all Nasdaq listed companies to disclose consistent and transparent diversity statistics regarding their board of directors. The rules also require most Nasdaq listed companies to have, or explain why they do not have, at least two diverse directors, including one who self-identifies as female and one who self-identifies as either an under-represented minority or LGBTQ+. As seen in the Board Diversity Matrix below, the company would be in compliance with Nasdaq’s diversity requirement.

The composition of our Board of Directors reflects diversity of gender, race and ethnicity. Specifically, our Board of Directors has one woman, Ms. Gould, and 1 ethnically diverse director, Mr. Zhang. We believe the two directors mentioned above are “diverse” under Nasdaq rules, and that we satisfy the diversity requirements under the Nasdaq rules. Our Board of Directors diversity matrix for the current year is below.

Board Diversity Matrix (as of November 23, 2022)
Total Number of Directors		7
	Female		Male
Part I: Gender Identity	1		6
Part II: Demographic Background
White	1		5
Asian	-		1

DIRECTOR COMPENSATION

The compensation of our non-employee directors is determined by the Board of Directors, which solicits a recommendation from the compensation committee.

Directors who are employees of the company do not receive any additional compensation for their service as directors. In September 2020, the Board of Directors, based on the recommendation of the compensation committee, approved a special payment for each outside director to compensate its outside directors for the company’s non-payment of certain compensation since 2015. Such special payment was approved in the amount of $15,000 for each outside director for each year from 2017 to 2020 for which no payment was made to the outside directors. This payment was made in October 2020.

On October 27, 2021, the Board adopted and approved a non-employee director compensation program (the “Non-Employee Director Compensation Program”) that provides for annual retainer fees and equity awards for our non-employee directors. The program was adopted under the 2021 Omnibus Incentive Plan. Under the Non-Employee Director Compensation Program, each non-employee director of the company receives an annual cash retainer of $60,000 (or $90,000 for audit committee members) payable in arrears in equal quarterly payments, pro-rated for partial years. Non-employee directors will also receive an annual stock option award to purchase a number of shares equal to $60,000 (or $90,000 for audit committee members) divided by the option exercise price (which will be equal to the fair market value of the company’s common stock on the date of grant), which annual awards will vest one-half on the 180th day after the grant date and one-half on the first anniversary of the grant date. The annual option award will be granted on the day of the company’s annual stockholder meeting each year. The Non-Employee Director Compensation Program also provides for an initial option grant on the date on which a person first becomes a director of the company with respect to a number of shares equal to $25,000 divided by the exercise price, and it provides for the grant of an option on October 28, 2021 to each non-employee director then serving on the board of directors to purchase a number of shares equal to $60,000 ($75,000 for audit committee members) divided by the exercise price, which was $5.95 per share. Options granted under the Non-Employee Director Compensation Program are subject to accelerated vesting upon a change of control of the company (as defined in the 2021 Omnibus Plan), and the options granted on October 28, 2021 are subject to accelerated vesting in the event that the closing price of the company’s common stock exceeds $12.00 for ten consecutive trading days.

On November 18, 2022, the Board approved certain amendments to the company’s Non-Employee Director Compensation Program (the “Amended Program”). Pursuant to the Amended Program, each non-employee director of the company will receive an annual cash retainer of $66,000 (or $99,000 for audit committee members) payable in arrears in equal quarterly payments, pro-rated for partial years. Non-employee directors will also receive an annual stock option award to purchase a number of shares equal to $66,000 (or $99,000 for audit committee members) divided by the option exercise price (which will be equal to the fair market value of the company’s common stock on the date of grant), which annual awards will vest one-half on the 180th day after the grant date and one-half on the first anniversary of the grant date. The annual option award will be granted on the day of the company’s annual stockholder meeting each year. Upon initial election or appointment to the Board of Directors (or on such later date as is determined by the Board of Directors), non-employee directors will also automatically receive stock options to purchase shares under the company’s equity incentive plan equal to $25,000 divided by the exercise price of the option, with such exercise price being equal to the grant date fair value of the company’s common stock.

The table below summarizes the compensation paid by the company to non-employee directors or earned by the non-employee directors for the fiscal year ended December 31, 2020 and 2021.

		Fees
		Earned or
		Paid in		Option
		Cash		Awards
Name (1) (2)	Year	($)(1)		($)	Total ($)
Carollinn Gould (3)	2021	$25,000		$54,756	$79,756
	2020	$—		$—	$—
Andrew Graham	2021	$25,000		$68,445	$93,445
	2020	$60,000	6)	$—	$60,000
Frederick Mills	2021	$25,000		$68,445	$93,445
	2020	$45,000	(6)	$—	$45,000
Douglas I. McCree	2021	$25,000		$68,445	$93,445
	2020	$60,000	6)	$—	$60,000
Martin A. Traber (4)	2021	$-		$—	$-
	2020	$60,000	(6)	$—	$60,000
Frank Silcox	2021	$25,000		$54,756	$79,756
	2020	$—		$—	$—
Joel E. Rodgers, Sr. (5)	2021	$25,000		$54,756	$79,756
	2020	$60,000	(6)	$—	$60,000

(1) Bruce Rodgers, our chairman and chief executive officer, is not included in this table because he was an employee in 2020 and 2021 and thus received no compensation for his services as director. The compensation received by Mr. Rodgers is set forth in the Summary Compensation Table below.

(2) Tian Zhang was appointed as a director on November 16, 2022. Accordingly, he did not receive any compensation during 2020 or 2021.

(3) Carollinn Gould was employed by the company as its Vice President—General Manager and Secretary until September 30, 2020. Ms. Gould served as an executive officer of the company, but not a named executive officer, who did not receive any additional compensation for services provided as a director for the company’s fiscal year ended December 31, 2020. The compensation received by Ms. Gould as an employee of the company is set forth in the section below entitled “Transactions With Related Persons.”

(4) Mr. Traber ceased to be a director of our company in January 2021.

(5) Mr. Joel E. Rodgers ceased to be a director of our company in November 2022.

(6) Represents fees paid in October 2020 for the period from January 1, 2017 through December 31, 2020, $15,000 of which is attributable to the period from January 1, 2020 through December 31, 2020.

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers as of November 17, 2022:

Name	Age	Title
Bruce M. Rodgers	58	Chairman, Chief Executive Officer and President
Richard Russell	61	Chief Financial Officer
Ryan Duran	38	Vice President of Operations

Bruce M. Rodgers. Mr. Rodgers background and experience is contained above in the section of this Proxy Statement entitled “Directors.”

Richard Russell Mr. Russell, age 61, has served as Chief Financial Officer of the company since November 2017. Since 2016, he has provided financial and accounting consulting services with a focus on technical and external reporting, internal auditing, mergers & acquisitions, risk management, and CFO and controller services. Mr. Russell also served as Chief Financial Officer for Mission Health Communities from 2013 to 2016 and, before that, Mr. Russell served in a variety of roles for Cott Corporation from 2007 to 2013, including Senior Director of Finance, Senior Director of Internal Auditing, and Assistant Corporate Controller. Mr. Russell’s extensive professional experience with public companies includes his position as Director of Financial Reporting and Internal Controls for Quality Distribution a previously listed publicly held company traded on the Nasdaq Stock Exchange (“QLTY”) and as Danka’s Director of Reporting from 2001 to 2004 a previously listed publicly held office imaging company traded on both the London Stock Exchange and the Nasdaq Stock Exchange (“DANKY”). Mr. Russell also serves as Chief Financial Officer and as a director of SeaStar Medical Holding Corporation (Nasdaq: ICU), a medical technology company developing a platform therapy to reduce the consequences of hyperinflammation on vital organs. Mr. Russell also previously served on a part-time basis as Chief Financial Officer of Generation Income properties Inc. (“GIPR”), which is a publicly traded real estate company traded on the Nasdaq market, from December 2019 to

February 2022. Mr. Russell earned his Bachelor of Science in accounting and a Master’s in tax accounting from the University of Alabama, a Bachelor of Arts in international studies from the University of South Florida, and a Master’s in business administration from the University of Tampa. On March 1, 2020, Mr. Russell was appointed to the board of directors for Trident Brands Inc. (“TDNT”), a publicly held consumer products company traded on the OTCQB market. Mr. Russell was also Chairman of the Hillsborough County Internal Audit Committee and had been a member of the Committee from September 2016 to April 2021. He was reappointed to the Committee in October 2021.

Ryan Duran. Mr. Duran, age 38, currently serves as Vice President of Operations of the company and joined the company in March 2015. Prior to joining the company, Mr. Duran served as Operations Manager of Business Law Group, since 2008. Mr. Duran holds a bachelor’s degree in real estate and finance from Florida State University.

We are aware of no arrangements as to the selection or appointment of executive officers.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY COMPENSATION TABLE

The following table provides summary information concerning compensation for services rendered in all capacities awarded to, earned by or paid to our named executive officers during the years ended December 31, 2021 and 2020.

				Stock	Option	All Other
	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($) (1)	($) (1)	($)(2)	($)
Bruce Rodgers	2021	$330,812	$1,140,000	$144,375	$9,690,500	$9,506	11,315,193
Chairman, CEO and President	2020	362,500	$854,000	$—	—	8,757	1,225,257
Richard Russell	2021	193,090	1,140,000	75,000	9,690,500	27,298	11,127,888
Chief Financial Officer	2020	188,322	595,000	—	—	27,112	810,434
Ryan Duran	2021	154,808	25,000	—	847,919	29,298	1,057,025
Vice President of Operations	2020	155,769	20,000	—	—	26,618	202,387
1)
Reflects the aggregate grant date fair value of awards granted in 2021 and 2020 in accordance with FASB ASC Topic 18. Refer to Note 1 in our December 31, 2021 financial statements appearing in our Annual Report on Form 10-K, which was filed on March 31, 2021, for valuation assumptions.
2)
These amounts consist of health insurance premiums paid by the company in excess of non-executive contribution.

Employment Agreements

Certain executives’ compensation and other arrangements are set forth in employment agreements. These employment agreements are described below.

Bruce M. Rodgers.

In October 2021, Mr. Rodgers’ entered into an amended and restated employment agreement with the company (the “Restated Rodgers Agreement”) which provides for an annual base salary of $750,000. The Restated Rodgers Agreement provided for a grant of 48,662 shares of the company’s common stock that were paid in February 2022, with an amount of shares equal to the taxes payable by Mr. Rodgers with respect to the grant having been withheld to satisfy such taxes. The Restated Rodgers Agreement originally provided for certain bonuses upon a change of control of the company (as defined in the Restated Rodgers Agreement), but as stated below, such change-of-control provisions were eliminated in November 2022. Pursuant to the Restated Rodgers Agreement, Mr. Rodgers was also originally entitled to receive his applicable base salary for a period of 36 months after termination if such termination were “without cause” or if he terminated his own employment for a “good reason event,” as those terms are defined in the Restated Rodgers Agreement, in addition to any accrued bonus as of the termination date and the accelerated vesting of any unvested options. However, such severance provisions were eliminated and replaced in November 2022, as described below. The Restated Rodgers Agreement also contains certain non-competition covenants and confidentiality provisions.

On November 16, 2022, the Restated Rodgers Agreement was amended and modified (the “Rodgers Amendment”) by deleting provisions in the Restated Rodgers Agreement that granted Mr. Rodgers certain bonuses upon a change of control of the company. Further, the Rodgers Amendment modifies the severance provisions of the Restated Rodgers Agreement to provide that, upon the termination of Mr. Rodgers by the company without cause (or upon termination by him of his own employment upon a “good reason event,” as defined in the Restated Rodgers Agreement), he will be entitled to receive, in addition to any accrued salary and bonus, the sum of two years of his salary plus the average bonus paid for the preceding three years, which sum will be paid over a period of two years, as well as reimbursements for premium payments paid or payable by Mr. Rodgers for continuing healthcare coverage for up to 24 months following his termination.

Richard Russell.

In October 2021, Mr. Russell entered into an amended and restated employment agreement with the company (the “Restated Russell Agreement”) which provides for an annual base salary of $500,000. The Restated Russell Agreement provided for a grant of 25,279 shares of the company’s common stock that were paid in February 2022, with an amount of shares equal to the taxes payable by Mr. Russell with respect to the grant having been withheld to satisfy such taxes. The Restated Russell Agreement originally provided for certain bonuses upon a change of control of the company (as defined in the Restated Russell Agreement), but as stated below, such change-of-control provisions were eliminated in November 2022. Pursuant to the Restated Russell Agreement, Mr. Russell was also originally entitled to receive his applicable base salary for a period of 36 months after termination if such termination were “without cause” or if he terminated his own employment for a “good reason event,” as those terms are defined in the Restated Russell Agreement, in addition to any accrued bonus as of the termination date and the accelerated vesting of any unvested options. However, such severance provisions were eliminated and replaced in November 2022, as described below. The Restated Russell Agreement also contains certain non-competition covenants and confidentiality provisions.

On November 16, 2022, the Restated Russell Agreement was amended and modified (the “Russell Amendment”) by deleting provisions in the Restated Russell Agreement that granted Mr. Russell certain bonuses upon a change of control of the company. Further, the Russell Amendment modifies the severance provisions of the Restated Russell Agreement to provide that, upon the termination of Mr. Russell by the company without cause (or upon termination by him of his own employment upon a “good reason event,” as defined in the Restated Russell Agreement), he will be entitled to receive, in addition to any accrued salary and bonus, the sum of two years of his salary plus the average bonus paid for the preceding three years, which sum will be paid over a period of two years, as well as reimbursements for premium payments paid or payable by Mr. Russell for continuing healthcare coverage for up to 24 months following his termination.

Ryan Duran.

On October 27, 2021, the company and Ryan Duran entered into an employment agreement under which Mr. Duran serves as the Executive Vice President of Operations of the company. Mr. Duran’s employment agreement provides for an annual base salary of $175,000, and it provides that Mr. Duran may be granted annual bonuses at the discretion of the Board of Directors and may participate in the company’s equity incentive plans on the same terms as other senior executives. The agreement provides that Mr. Duran is entitled to participate in all of the company’s pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as the company’s other employee officers participate. The term of Mr. Duran’s employment agreement is through September 30, 2023 and is automatically renewed each year unless notice of non-renewal is provided by the company or Mr. Duran at least 30 days prior to the renewal date. Mr. Duran will be entitled to a lump sum severance payment of three times his base salary if he is terminated “without cause” (including a non-renewal of the agreement by the company) or he terminates his own employment for a “good reason event,” as those terms are defined in the agreement, in addition to any accrued bonus as of the termination date and the accelerated vesting of any unvested options and other equity awards. Mr. Duran’s employment agreement contains certain non-competition covenants and confidentiality provisions.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on exercisable and unexercisable options held by the named executive officers on December 31, 2021.

Option awards					Stock awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units That Have Not Vested	Market value of shares of units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Bruce Rodgers (1)	—	1,800,000	$ 5.95	10/28/2031	—	—	—	—
Richard Russell (1)	—	1,800,000	5.95	10/28/2031	—	—	—	—
Richard Russell	500	—	625.00	11/29/2027	—	—	—	—
Richard Russell	1,500	—	50.00	5/29/2028	—	—	—	—
Ryan Duran	—	175,000	5.95	10/28/2031	—	—	—	—
Ryan Duran	83	—	500.00	1/2/2026	—	—	—	—
Ryan Duran	2,500	—	50.00	5/29/2028	—	—	—	—
1)
On November 18, 2022, the company entered into Stock Option Cancellation Agreements with each of Mr. Rodgers and Mr. Russell, pursuant to which each of Mr. Rodgers’ and Mr. Russell’s respective 2021 award of stock options to purchase 1,800,000 shares of common stock was cancelled.
2)
Stock options granted to Mr. Duran vest over three years with one-third vesting on the first anniversary of the grant date and the remainder vesting 1/36th over the remaining 24 months.

TRANSACTIONS WITH RELATED PERSONS

Transactions with Business Law Group

On February 1, 2022, the company consented to the assignment by BLG to the law firm BLG Association Law, PLLC (“BLGAL”) of the Services Agreement, dated April 15, 2015, previously entered into by the company and Business Law Group, P.A. (the “Services Agreement”). The Services Agreement had set forth the terms under which Business Law Group, P.A. would act as the primary law firm used by the company and its association clients for the servicing and collection of association accounts. The assignment of the Services Agreement was necessitated by the death of the principal attorney and owner of Business Law Group, P.A. In connection with the assignment, BLGAL agreed to amend the Services Agreement on February 1, 2022, to reduce the monthly compensation payable to the law firm from $82,000 to $53,000 (the “Services Agreement Amendment”). Bruce M. Rodgers, the chairman and CEO of the company, is a 50% owner of BLGAL, and the assignment and the Services Agreement Amendment was approved by the independent directors of the company.

Frank Silcox, a director of the company has been employed by BLG since 2021 as business development director in which he is paid $24,000 a year in cash compensation and health benefits in the amount of approximately $6,720 per year. The amount paid to Mr. Silcox by BLG in 2021 and 2020 was $25,200 and $0 in cash, respectively, and $0 and $0 in health benefits, respectively.

ADVERSE INTERESTS

We are not aware of any material proceedings in which an executive officer or director is a party adverse to the company or has a material interest adverse to the company.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To our knowledge, none of our current directors or executive officers has, during the past ten years:

•
been convicted in a criminal proceeding or been subject to a pending criminal proceeding;
•
had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;
•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;
•
been found by a court of competent jurisdiction in a civil action or by the SEC to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; or
•
been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation or any law or regulation respecting financial institutions or insurance companies.

Except as set forth above and in our discussion above in “Adverse Interests,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors, and beneficial owners of more than 10% of our common stock to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us we believe that during the twelve months ended December 31, 2021, all filing requirements applicable to our officers, directors and greater than 10% beneficial owners were timely complied with.

CODE OF ETHICS

We have adopted a code of ethics applicable to all employees and directors, including our Chief Executive Officer and Chief Financial Officer. We have posted the text of our code of ethics to our internet website: ir.lmfunding.com by clicking “Investors” at the top, hovering over “Governance”, and then clicking “Governance Documents”. We intend to disclose any change to or waiver from our code of ethics by posting such change or waiver to our internet website within the same section as described above.

CORPORATE GOVERNANCE GUIDELINES

We have adopted Corporate Governance Guidelines to promote effective governance of the company. A current copy of our Corporate Governance Guidelines is available on our website ir.lmfunding.com by clicking “Investors” at the top, hovering over “Governance”, and then clicking “Governance Documents”.

ANTI-HEDGING POLICIES

Our Board of Directors has adopted an Insider Trading Policy which applies to all of our directors, officers and designated employees. The policy prohibits our directors, officers and designated employees from engaging in hedging transactions, short sales and transactions in publicly traded options, such as puts, calls and other derivatives, involving our equity securities.

MEETINGS OF THE BOARD OF DIRECTORS

During 2021, our Board of Directors held eleven meetings. During 2021, no director attended less than 75% of the Board of Directors’ and applicable committee meetings. In addition, the independent directors met in executive session periodically in 2021 and all seven directors attended either telephonically or in person the annual meeting of stockholders held on Friday, December 10, 2021.

We have not established a policy with regard to the attendance of board members at annual stockholder meetings.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

We have established procedures by which stockholders may communicate with members of the Board of Directors, individually or as a group. Stockholders wishing to communicate with the Board of Directors or a specified member of the Board may send written communications addressed to: Board of Directors, LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606. The mailing envelope should clearly specify the intended recipient or recipients, which may be the Board of Directors as a group or an individual member of the Board. The communication should include the stockholder’s name and the number of shares owned. Communications that are not racially, ethically or religiously offensive, commercial, pornographic, obscene, vulgar, profane, defamatory, abusive, harassing, threatening, malicious, false or frivolous in nature will be promptly forwarded to the specified members of the Board of Directors. We have also established procedures by which all interested parties (not just stockholders) may communicate directly with our non-management or independent directors as a group. Any interested party wishing to communicate with our non-management or independent directors as a group may send written communications addressed to: Board of Directors, LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606. The mailing envelope should clearly specify the intended recipients, which may be the non-management directors or the independent directors as a group. The envelope will be promptly forwarded for distribution to the intended recipients.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an audit committee, a compensation committee and a nominating and governance committee.

Audit Committee

The company has a separately-designated standing audit committee established in accordance with the Securities and Exchange Act of 1934. The audit committee’s responsibilities include the following:

•	assisting our Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices;
•	overseeing the work of our internal accounting and auditing processes;
•	discussing with management our processes to manage business and financial risk;
•

making appointment, compensation, and retention decisions regarding, and overseeing the independent registered public accounting firm engaged to prepare or issue audit reports on our financial statements;

•

establishing and reviewing the adequacy of procedures for the receipt, retention and treatment of complaints received by our company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures; and
•	conducting an appropriate review and approval of all related party transactions for potential conflict of interest situations on an ongoing basis.

The audit committee is composed of three members: Andrew Graham, its chairman, Frederick Mills and Douglas I. McCree. Since our common shares are listed on the Nasdaq Capital Market (“NASDAQ”), we are governed by its listing standards (the “NASDAQ Rules”). Accordingly, the members of the audit committee are considered to be “independent directors” pursuant to the definition contained in NASDAQ Rule 5605(a)(2) and the criteria for independence set forth in Rule 10A-3(b)(1) of the Exchange Act. The Board of Directors has determined that Mr. Graham is an audit committee financial expert. The audit committee met formally four times during 2020 and four times during 2021 and otherwise acted by unanimous written consent. The Board of Directors has adopted a written Audit Committee Charter.

A current copy of the charter is available on our website at www.lmfunding.com by clicking “Investor Relations” and then “Governance.”

Compensation Committee

The compensation committee’s responsibilities include the following:

• reviewing and approving the compensation programs applicable to our executive officers;

• recommending to the Board of Directors and periodically reviewing policies for the administration of the executive compensation programs;

• reviewing and approving the corporate goals and objectives relevant to the compensation of the executive officers, evaluating the performance of the executive officers in light of those goals, objectives and strategies, and setting the compensation level of the executive officers based on this evaluation;

• reviewing on a periodic basis the operation of our executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;

• administering and making awards under the company’s 2015 Omnibus Incentive Plan and monitoring and supervising the administration of any other benefit plans the company may have; and

• reviewing and approving compensation to outside directors.

The compensation committee has the authority to determine the compensation of the named executive officers, except the chief executive officer. The compensation committee makes recommendations to the Board of Directors for non-employee directors and the chief executive officer compensation and equity awards under the company’s equity plans. At least annually, the compensation committee considers the results of the company’s operations and its financial position and makes compensation determinations. The compensation committee did not engage or rely on consultants in determining compensation paid to executive officers in 2020 and 2021, instead relying on the judgment and knowledge of its own members. The compensation committee is composed of three members: Douglas I. McCree, its chairman, Frederick Mills, and Frank Silcox, each of whom has been determined to be “independent” within the meaning of the SEC and NASDAQ Rules and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act. The Board of Directors has adopted a formal compensation committee charter. As required under NASDAQ Rule 5605(d)(1), the compensation committee assesses the adequacy of its charter on an annual basis. The compensation committee met formally two times during 2021 and otherwise acted by unanimous written consent.

A current copy of the charter is available on our website ir.lmfunding.com by clicking “Investors” at the top, hovering over “Governance”, and then clicking “Governance Documents”.

Nominating and Governance Committee

The nominating and governance committee’s responsibilities include the following:

•	establishing criteria for selection of potential directors, taking into account all factors it considers appropriate;
•

identifying and selecting individuals believed to be qualified as candidates to serve on the board and recommending to the board candidates to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of the stockholders;

•	recommending members of the board to serve on the committees of the board;
•	evaluating and ensuring the independence of each member of each committee of the board required to be composed of independent directors;
•	developing and recommending to the board a set of corporate governance principles appropriate for our company and consistent with the applicable laws, regulations, and listing requirements;
•	developing and recommending to the board a code of conduct for our company’s directors, officers, and employees;
•

ensuring that we make all appropriate disclosures regarding the process for nominating candidates for election to the board, including any process for stockholder nominations, the criteria established by the committee for candidates for nomination for election to the board, and any other disclosures required by applicable laws, regulations, or listing standards; and

•

reporting regularly to the board (i) regarding meetings of the committee, (ii) with respect to such other matters as are relevant to the committee’s discharge of its responsibilities, and (iii) with respect to such recommendations as the committee may deem appropriate.

The nominating and governance committee is composed of three members: Andrew Graham, its chairman, Douglas I. McCree, and Frank Silcox. The nominating and governance committee had no meetings in 2021 but will meet prior to the submission of this proxy statement. The Board of Directors has adopted a written nominating and governance committee charter. A current copy of the charter is available on our website ir.lmfunding.com by clicking “Investors” at the top, hovering over “Governance”, and then clicking “Governance Documents”.

Each of the proposed director nominees was recommended by the nominating and governance committee to the Board of Directors.

The nominating and governance committee identifies director candidates in numerous ways. Generally, the candidates are known to and recommended by members of the Board of Directors or management. In evaluating director candidates, the nominating and governance committee considers a variety of attributes, criteria and factors, including experience, skills, expertise, diversity, personal and professional integrity, character, temperament, business judgment, time availability, dedication and conflicts of interest.

At a minimum, director candidates must be at least 18 years of age and have such business, financial, technological or legal experience or education to enable them to make informed decisions on behalf of the company. The nominating and governance committee has not adopted a specific policy on diversity.

The nominating and governance committee will consider director candidates recommended by stockholders. Any stockholder wishing to recommend one or more director candidates should send the recommendations before November 1st of the year preceding the next annual meeting of stockholders to LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606. Each recommendation should set forth the candidate’s name, age, business address, business telephone number, residence address, and principal occupation or employment and any other attributes or factors the stockholder wishes the committee to consider, as well as the stockholder’s name, address and telephone number and the class and number of shares held. The committee may require the recommended candidate to furnish additional information. Mr. Rodgers will forward recommendations of qualified candidates to the nominating and governance committee and those candidates will be given the same consideration as all other candidates.

A stockholder wishing to nominate an individual for election to the Board of Directors at the Annual Meeting of the Stockholders, rather than recommend a candidate to the nominating and governance committee, must comply with the advance notice requirements set forth in our bylaws. See “Stockholder Proposals for Presentation at the Annual Meeting” for further information.

Board of Directors Leadership Structure

Our business and affairs are managed under the direction of the Board of Directors. Under our current leadership structure, Bruce M. Rodgers serves as Chairman of the Board of Directors, Chief Executive Officer and President. Mr. Rodgers’ role includes providing continuous feedback on the direction and performance of the company, serving as chairman of regular meetings of the Board of Directors, setting the agenda for the meetings of the Board of Directors and leading the Board of Directors in anticipating and responding to changes in our business. Mr. Rodgers plays a significant role also in formulating and executing the company’s strategic plans, financing activity and investment decisions. We believe board oversight and planning is a collaborative effort among the directors, each of whom has unique skills, experience and education, and this structure facilitates collaboration and communication among the directors and management and makes the best use of their respective skills. The Board of Directors periodically reviews the board leadership structure to evaluate whether the structure remains appropriate for the company and may determine to alter this leadership structure anytime based on then existing circumstances.

Board of Directors’ Role in Risk Oversight

The Board of Directors plays a significant role in monitoring risks to the company. Where major risks are involved, the Board of Directors takes a direct role in reviewing those matters. The Board of Directors also approves any strategic initiatives and any large or unusual investment or other such expenditure of the company’s resources. The Board of Directors has established committees to assist in ensuring that material risks are identified and managed appropriately. Among them are the audit committee, the compensation committee, and the nominating and governance committee. The Board of Directors and its committees regularly review material operational, financial, compensation and compliance risks with executive management. The audit committee is responsible for assisting the Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices and discussing with management our processes to manage business and financial risk. The compensation committee considers risk in connection with its design of our compensation programs for our executives. The nominating and governance committee regularly reviews the company’s corporate governance structure and board committee assignments. Each committee regularly reports to the Board of Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MaloneBailey, LLP was our principal registered public accounting firm for 2021and 2020.

AUDIT FEES

The following table sets forth the aggregate fees for services related to the years ended December 31, 2021 and 2020 provided by MaloneBailey, LLP our principal accountant:

	2021	2020
Audit Fees (1)	$176,729	124,400
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees (2)	74,000	33,575
Total	$250,729	157,975

(1)
These fees were for professional services rendered for 2021 and 2020 in connection with the audit of our annual financial statements in our Annual Report on Form 10-K and review of the financial statements included in our Quarterly Reports on Form 10-Q.
(2)
All Other Fees represent fees billed for services provided to us not otherwise included in the categories above

PRE-APPROVAL POLICIES

All auditing services and non-auditing services are pre-approved by the audit committee. The audit committee has delegated this authority to the chairman of the audit committee for situations when pre-approval by the full audit committee is inconvenient. Any decisions by the chairman of the audit committee must be disclosed at the next audit committee meeting.

AUDIT COMMITTEE REPORT

The audit committee oversees the financial reporting processes of LM Funding America, Inc. on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the Annual Report with management and discussed with management the quality, in addition to the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The audit committee reviewed with representatives of MaloneBailey, LLP, the company’s independent registered public accounting firm responsible for auditing the company’s financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the company’s accounting principles. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed under auditing standards adopted by the Public Company Accounting Oversight Board. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The audit committee discussed with representatives of MaloneBailey, LLP, the overall scope and plans for their audit. The audit committee met with representatives of MaloneBailey, LLP, with and without management present, to discuss the results of their examinations, their evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors the inclusion of the audited financial statements in the company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission.

This report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

AUDIT COMMITTEE

Andrew L. Graham, Chairman

Frederick Mills
Douglas I. McCree

PROPOSAL 2

RATIFICATION OF MALONEBAILEY, LLP

The audit committee of the Board of Directors has appointed MaloneBailey, LLP (“Malone Bailey”) as the company’s independent registered public accounting firm for our fiscal year ending December 31, 2022. Malone Bailey also served as the company’s independent registered public accounting firm for our fiscal year ended December 31, 2021. The Board of Directors concurs with the appointment and is submitting the appointment of Malone Bailey as our independent registered public accounting firm for stockholder ratification at the Annual Meeting.

Our bylaws do not require that the stockholders ratify the appointment of Malone Bailey as our independent registered public accounting firm. We are seeking ratification because we believe it is a sound corporate governance practice. If the stockholders do not ratify the appointment, our audit committee will reconsider whether to retain Malone Bailey, but may retain Malone Bailey in any event. Even if the appointment is ratified, the audit committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the company and its stockholders.

We expect that representatives of Malone Bailey will be either physically present or available via phone at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the meeting

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MALONEBAILEY, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT YEAR.

ITEM 2 ON YOUR PROXY CARD.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information regarding the beneficial ownership of our common stock as of November 17, 2022 by:

•
each person who is known by us to beneficially own more than 5% of our outstanding common stock,
•
each of our directors and named executive officers, and
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all directors and executive officers as a group.

The number and percentage of shares beneficially owned are based on 13,091,883 common shares outstanding as of November 17, 2022. Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, which generally require that the individual have voting or investment power with respect to the shares. In computing the number of shares beneficially owned by an individual listed below and the percentage ownership of that individual, shares underlying options, warrants and convertible securities held by each individual that are exercisable or convertible within 60 days of November 17, 2022, are deemed owned and outstanding, but are not deemed outstanding for computing the percentage ownership of any other individual. Except as otherwise indicated in the footnotes to this table, or as required by applicable community property laws, all individuals listed have sole voting and investment power for all shares shown as beneficially owned by them. Unless otherwise indicated in the footnotes, the address for each principal shareholder is LM Funding America, Inc., 1200 West Platt Street, Suite 100, Tampa, Florida 33606.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage
5% Stockholders:
Eva Pacific (8)	1,050,000	8.0%
Level 33, 264 George Street Sydney NSW 2000, Australia
Bayfield Equity Partners Ltd (9)	1,050,000	8.0%
10 Market Street Nassau Bahamas N-3901
Mint Advisers (10)	1,040,000	7.9%
Western Road Nassau, The Bahamas
Caravel CAD Fund (11)	900,000	6.9%
Unit 7, Building Old Fort Bay Town Centre Nassau, New Providence, The Bahamas
AGN Holdings (12)	1,023,000	7.8%
2nd Floor College House 17 King Edwards Road, Ruislip London HA4 7AE, England

CVI Investments (13)	1,000,000	7.6%
P.O. Box 309GT Ugland House South Church Street George Town, Grand Cayman KY1-1104

Executive Officers and Directors
Bruce M. Rodgers (1)	103,676	*
Carollinn Gould (1)	103,676	*
Douglas I. McCree (2)	13,115	*
Tian Zhang	-	*
Frederick Mills (3)	13,125	*
Frank Silcox (4)	10,224	*
Andrew L. Graham (5)	12,741	*
Richard Russell (6)	27,279	*
Ryan Duran (7)	64,815	*
All Executive Officers and Directors as a Group (9 individuals)	239,197	*

*	Represents less than 1% of beneficial ownership
(1)

Includes 10,084 shares of common stock issuable upon the exercise of stock options held by Ms. Gould that are currently exercisable, as well as 92,487 shares beneficially owned by Bruce M. Rodgers Revocable Trust and Carol Linn Gould Revocable Trust, 853 shares beneficially owned by BRR Holding, LLC, 232 shares beneficially owned by Bruce M. Rodgers IRA, and 20 shares beneficially owned by Carollinn Gould IRA. Bruce M. Rodgers is the sole Trustee of the Bruce M. Rodgers Revocable Trust and Carollinn Gould is the sole Trustee of the Carol Linn Gould Revocable Trust. Bruce M. Rodgers, Carollinn Gould and their family, including trusts or custodial accounts of minor children of each of Mr. Rodgers and Ms. Gould owns 100% of the outstanding membership interests of BRR Holding, LLC, and therefore Mr. Rodgers and Ms. Gould may be deemed to have shared voting and investment power for all 93,340 shares owned by both Trusts and BRR Holding, LLC. The amounts do not include 1,800,000 shares of common stock which were issuable under stock options awarded to Mr. Rodgers but which were cancelled on November 18, 2022.

	(2)	Includes 410 shares of common stock and 12,705 shares of common stock issuable upon the exercise of options that are currently exercisable.
	(3)	Includes 520 shares of common stock and 12,605 shares of common stock issuable upon the exercise of options that are currently exercisable.
	(4)	Includes 140 shares of common stock and 10,084 shares of common stock issuable upon the exercise of options that are currently exercisable.
	(5)	Includes 36 shares of common stock and 12,705 shares of common stock issuable upon the exercise of options that are currently exercisable.
(6)

Includes 25,279 shares of common stock and 2,000 shares of common stock issuable upon the exercise of options that are currently exercisable. The amount does not include 1,800,000 shares of common stock which were issuable under stock options awarded to Mr. Russell but which were cancelled on November 18, 2022.

(7)

Includes 58,333 shares of common stock issuable upon the exercise of options that are currently exercisable and 6,482 shares of common stock issuable upon the exercise of options that will vest and become exercisable within 60 days of November 17, 2022. Does not include 110,184 shares of common stock issuable upon the exercise of options which have not yet vested and which will not be exercisable within 60 days of November 17, 2022.

	(8)	Excludes warrants to purchase 1,050,000 common shares at an exercise price of $5.00 per share.
	(9)	Excludes warrants to purchase 1,050,000 common shares at an exercise price of $5.00 per share.
	(10)	Excludes warrants to purchase 1,040,000 common shares at an exercise price of $5.00 per share.
	(11)	Excludes warrants to purchase 900,000 common shares at an exercise price of $5.00 per share.
	(12)	Excludes warrants to purchase 1,023,000 common shares at an exercise price of $5.00 per share.
	(13)	Excludes warrants to purchase 1,000,000 common shares at an exercise price of $5.00 per share.

OTHER MATTERS

We do not expect any other matters to be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy as recommended by the Board of Directors or, if no recommendation is given, in their own discretion using their best judgment.

SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in next year’s proxy statement and form of proxy for presentation at the next annual meeting of stockholders must comply with Rule 14a-8 of the Exchange Act. The deadline for submitting such proposals is August 1, 2023 (120 days before the date of this year’s mailing without regard to the year), unless the date of the next annual meeting is more than 30 days before or after the one-year anniversary date of this Annual Meeting, in which case proposals must be submitted a reasonable time before we print our proxy materials for the next annual meeting.

Stockholders wishing to submit proposals for the next annual meeting outside the process of Rule 14a-8 must comply with the advance notice and other provisions of Article II, Section 11 of our bylaws. To be timely, notice of the proposal must be received by the company no earlier than the close of business on the 120th day (August 31, 2023) and no later than the close of business on the 90th day (September 30, 2023) prior to the first anniversary of this year’s Annual Meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder to be timely must be so delivered no earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the company

Address proposals to LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606. The specific requirements for submitting shareholder proposals are set forth in Article II, Section 11 of our bylaws.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. The company will promptly deliver a separate copy of any of these documents to you if you contact us at the following address or telephone number: LM Funding America, Inc., Attention: Bruce M. Rodgers, Chief Executive Officer, 1200 West Platt Street, Suite 100, Tampa, Florida 33606, telephone: 813-222-8996. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact the company at the above address or telephone number.

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Lm funding america, inc. 1200 w platt, suite 100 tampa, fl 33606 scan to view materials & vote vote by internet - www.proxyvote.com or scan the qr barcode above use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on december 28, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic delivery of future proxy materials if you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. Vote by phone - 1-800-690-6903 use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on december 28, 2022. Have your proxy card in hand when you call and then follow the instructions. Vote by mail mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to vote processing, c/o broadridge, 51 mercedes way, edgewood, ny 11717. To vote, mark blocks below in blue or black ink as follows: keep this portion for your records detach and return this portion only this proxy card is valid only when signed and dated. The board of directors recommends you vote for the following: to elect three class iii directors to hold office for a three-year term ending at the third annual meeting of stockholders following their election. For withhold for all all all except to withhold authority to vote for any individual nominee(s), mark “for all except” and write the number(s) of the nominee(s) on the line below. Nominees andrew l. Graham 02) frederick mills 03) frank silcox 01) the board of directors recommends you vote for the following proposal: 2. To ratify the appointment of malonebailey, llp as the company's independent auditor to audit the company's 2022 financial statements. Note: the proposals to be voted on may also include such other business as may properly come before the meeting or any adjournment thereof. For against abstain please indicate if you plan to attend this meeting yes no please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [please sign within box] date signature (joint owners) date 0000584542 1 r1.0.0.3

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com LM FUNDING AMERICA, INC. Annual Meeting of Stockholders December 29, 2022 3:00 PM This proxy is solicited by the Board of Directors The undersigned hereby appoints Bruce M. Rodgers and Richard Russell, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of LM Funding America, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 p.m., Eastern Time on December 29, 2022 at 1200 W Platt Street, Suite 100, Tampa, FL 33606, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000584542 2 R1.0.0.3

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